Exhibit 10.12

                                                                  Execution Copy



AGREEMENT OF ASSIGNMENT AND ASSUMPTION OF RIGHTS, AND AGENCY AGREEMENT WITH UNDISCLOSED PRINCIPAL, DUTIES AND OBLIGATIONS, DATED AS OF December 15, 2004

AMONG THE FOLLOWING PARTIES:

I. Grupo TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States ("GTMM"), as successor in interest to Transportacion Maritima Mexicana, S.A. de C.V., represented in this act by its Chairman and attorney-in-fact Ing. Jose Francisco Serrano Segovia and its CEO and attorney-in-fact Lic. Javier Segovia Serrano;

II. Kansas City Southern, a Delaware corporation ("KCS"), represented in this act by its Chairman, President and CEO, Mr. Michael R. Haverty; and

III. Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States ("GTFM"), formerly known as Transportacion Ferroviaria Mexicana, S. de R.L. de C. V., represented in this act by Lic. Mario Mohar Ponce and Mr. Michael
     R. Haverty.

In  consideration  of  and  in  conformity  with  the  following   recitals  and
agreements:



RECITALS

1. On January 31, 1997, the Federal Government of the United Mexican States (the "GOVERNMENT") and GTFM entered into an agreement (the "PURCHASE AGREEMENT") for the purchase of 80% of the capital stock of the Ferrocarril del Noreste, S.A. de C.V., currently known as TFM, S.A. de C.V. ("TFM");

2. Pursuant to the Purchase Agreement, the Government retained 20% of the capital stock of TFM, represented by Class III limited voting shares, with the Government retaining the option under the Purchase Agreement to all or a portion of those shares to the public, and in accordance with the terms of the Purchase Agreement to sell any shares not sold to the public prior to the date fixed in the Purchase Agreement to GTFM at a price determined by the formula stated in the Purchase Agreement (the "PUT Shares");

3. On June 9, 1997, the Government, GTFM, GTMM and KCS entered into an amendment of the Purchase Agreement (hereinafter, the "PUT AGREEMENT"), through which, among other matters, the term during which the Government may sell the Put Shares to the public and require GTFM to acquire the Put Shares was extended, and GTMM and KCS jointly and severally agreed with the Government in Section 3.02 of the Put Agreement that in the event that GTFM did not acquire the Put Shares in accordance with the terms of the Put Agreement, GTMM and KCS would be jointly and severally obligated to acquire the Put Shares;

4. In May 1997, GTMM and KCS, and certain of their affiliates and subsidiaries, entered into a Shareholders Agreement ("SHAREHOLDERS AGREEMENT") that included, among other provisions, Section 7, Indemnification, which created rights, duties and obligations of indemnification between GTMM and KCS with respect to the Put Shares;

5. On October 31, 2003, the Ministry of Communications and Transportation (the "SCT") purported through official letter 4.620 to notify TFM of the existence of the obligation to purchase the Put Shares, and GTFM, TMM and KCS were advised of that purported notification;

6. As GTFM and TFM believe that the Government has not satisfied its obligations under the Purchase Agreement and the Put Agreement, and that the purported notification by the SCT of TFM of the obligation to purchase the Put Shares was defective, GTFM and TFM filed on October 16, 2003 a lawsuit, case number 166/2003-V (the "PUT LAWSUIT"), naming the Treasury of the Mexican Federation, the SCT, the General Attorney of the United Mexican States as necessary parties, and seeking a judicial interpretation of GTFM's and TFM's obligations under the Purchase Agreement and the Put Agreement. TMM and KCS, among others, were called to the Put Lawsuit as interested third parties;

7. GTFM and TFM filed on November 26, 2003 a constitutional appeal (AMPARO, the "AMPARO"), case number 1628/2003, against the Treasury of the Federation, the SCT, and the General Attorney of the United Mexican States with respect to official letter 4.620 of October 31, 2003, which resulted in an injunction being issued against the defendants;

8. The Government has indicated that it may file additional proceedings against GTFM, TFM, GTMM and KCS related to the Put Agreement and the VAT Claim;

9. GTMM and KCS have entered into the Amended and Restated Acquisition Agreement by and among KCS, KARA Sub, Inc., a Delaware corporation, GTMM and certain other parties (the "ACQUISITION AGREEMENT"); and

10. Pursuant to the Acquisition Agreement, the Shareholders Agreement and all rights, duties and obligations arising from the Shareholders Agreement, including Section 7 thereof, shall terminate and shall be of no further force and effect as of the Closing (as defined in the Acquisition Agreement).

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1) ASSIGNMENT AND ASSUMPTION OF PUT OBLIGATION. GTMM hereby irrevocably assigns and transfers to KCS, and KCS hereby irrevocably accepts and assumes, all of GTMM's rights, duties and obligations with respect to the purchase of the Put Shares under the Put Agreement, effective upon the Closing of the Acquisition.

2) PURCHASE RIGHT. In the event that following Closing of the Acquisition GTFM or GTMM are required to purchase the Put Shares held by the Government (or any person to which the Government delegates, transfers or assigns any such Put Shares and/or the Put Option), including upon final determination that either of them is required to purchase the Put Shares pursuant to the Put Agreement, KCS or its designee shall purchase, in accordance with the terms of the Put Agreement all of the Put Shares that GTMM would have been required to purchase pursuant to the Put Agreement.. KCS shall have the right to cause any KCS subsidiary to purchase the Put Shares or it may designate another party to be the purchaser of the Put Shares, but no such designation shall relieve KCS of its obligation to pay the purchase price for such Put Shares or to indemnify any person under Section 5 hereof.

3) PAYMENT OF PURCHASE PRICE; NON-ASSIGNABLE OBLIGATIONS; AGENCY WITH UNDISCLOSED PRINCIPAL AGREEMENT. In the event that, notwithstanding the provisions of Section 2, GTMM is legally required following Closing of the Acquisition to purchase the Put Shares then KCS shall provide GTMM with immediately available funds sufficient to purchase the Put Shares and to pay all costs and expenses associated with such purchase (including any taxes that may become payable in connection with such purchase) not later than three (3) business days prior to the date of such purchase, and GTMM shall purchase such Put Shares on behalf of KCS, but in its own name, pursuant to Articles 2560 and 2561 of the Federal Civil Code of the United Mexican States. Transfer of such amount shall not affect KCS' obligations under Section 6 of this Agreement. Once GTMM acquires the PUT Shares on behalf of KCS, but in its own name, it shall immediately endorse in property the relevant certificates in favor of KCS or its designee.

     Pursuant to Article 2596 of the Federal Civil Code of the United Mexican States, GTMM hereby irrevocably agrees not to renounce the obligations assumed in this Section 3, to act as undisclosed agent (MANDATARIO SIN REPRESENTACION) of KCS.



4)   CONTROL AND  MANAGEMENT  OF  LITIGATION.  Following  the Closing  under the
     Acquisition Agreement, KCS shall have the sole and exclusive right to control any and all litigation related to the Put Agreement, including without limitation the Put Lawsuit and the Amparo. For such purposes, GTMM hereby agrees to grant, within 10 (ten) business days after the Closing under the Acquisition Agreement, an irrevocable power of attorney in favor of KCS for lawsuits and collections (PLEITOS Y COBRANZAS) limited to (i) the Put Lawsuit, (ii) the Amparo, in the form attached hereto as Exhibit "A", and (iii) and any other litigation related to or derived from this litigation.



5) INDEMNIFICATION. KCS shall following Closing of the Acquisition indemnify, defend and hold harmless GTMM and its Affiliates, and their respective officers, directors, employees and shareholders, from and against any and all losses, damages, liabilities, claims, demands, obligations, deficiencies, payments, judgments, settlements, costs and expenses of any nature whatsoever (including the costs and expenses of any and all investigations, actions, suits, proceedings, demands, assessments, judgments, orders, settlements and compromises relating thereto), and reasonable attorneys', accountants', experts' and other fees and expenses in connection therewith ("LOSSES") resulting from, arising out of or due directly to KCS' failure to fully discharge the obligations of GTMM and KCS under the Put Agreement, including, without limitation, KCS' failure to purchase, when required by the Government to do so in accordance with the Put Agreement, the Put Shares or any requirement to fund amounts to GTFM to permit GTFM to purchase the Put Shares; provided that KCS may set off against and reduce the amount of any indemnification obligation under this paragraph by the amount of any indemnification obligation of GTMM pursuant to Article 10 of the Acquisition Agreement, except with respect to any indemnification obligations of GTFM under Sections 10.2(a)(i) or (a)(ii), which amounts may not be offset.

6) REMEDIES. Subject to the provisions contemplated in this Agreement: (a) in the event that one party materially fails to perform its obligations pursuant to this Agreement, the other party may bring any action, proceeding or court action seeking (i) specific performance of the obligations of the party in default hereunder, which the parties hereto agree shall be available to the extent permitted by applicable law, (ii) damages as a result of any such failure to perform pursuant to this Agreement, with the parties hereto agreeing that damages to the damaged party arising as a result of any material breach by the part in default of its obligations hereunder shall be recoverable by them in any such action, and/or (iii) any other remedy available under applicable law; and (b) to the extent permitted by applicable law, all of the remedies set forth herein and or the Acquisition Agreement or at law shall be equally available to each of the parties hereto.

7) NOTIFICATION. GTMM shall promptly, and in any event within 24 hours, notify KCS of any notifications given to GTMM under or concerning the Put Agreement.

8) INCORPORATION OF PARTS OF THE AGREEMENT. Article 12 of the Acquisition Agreement is hereby incorporated MUTATIS MUTANDIS into and made a part of this Agreement. Defined terms used in this Agreement not defined herein, shall have the meanings ascribed to those terms in the Acquisition Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized representatives of the date first above written.

                                          GRUPO TMM, S.A.


                                          By:
                                             --------------------------------
                                                 Name:
                                                 Title:


                                          By:
                                             --------------------------------
                                                 Name:
                                                 Title:

                                          GRUPO TRANSPORTACION FERROVIARIA
                                          MEXICANA, S.A. DE C.V.


                                          By:
                                             --------------------------------
                                                 Name:
                                                 Title:


                                          By:
                                             --------------------------------
                                                 Name:
                                                 Title:

                                          KANSAS CITY SOUTHERN


                                          By:
                                             --------------------------------
                                                 Name:
                                                 Title:

                                                                     EXHIBIT "A"
                                           FORM OF IRREVOCABLE POWER OF ATTORNEY



           IRREVOCABLE SPECIAL POWER OF ATTORNEY

The Undersigned,  Mr. [*], appearing on behalf of Grupo TMM,
S.A.  de C.V.  (hereinafter  the  "PRINCIPAL"),  does hereby grant and confer a  IRREVOCABLE  SPECIAL  POWER OF ATTORNEY, in favor of Kansas City Southern,  (hereinafter  "KCS"),  in
order   to  act  on   behalf   of  the   Principal   as  its
representative  in  connection  with any  present  or future controversies  related or derived from the joint and several obligation  of the  Principal  to purchase all of the shares owned  by the  Federal  Government  in  TFM,  S.A.  de  C.V.
("TFM"),  including,  without  limitation:  (i) Case  number
166/2003-V,  initiated by Grupo  Transportacion  Ferroviaria     [Spanish
Mexicana,  S.A.  de C.V.  ("GTFM"),  and TFM, on October 16,     language
2003,  naming the  Treasury of the Mexican  Federation,  the     version of
Ministry of Communications  and  Transportation  (SECRETARIA     Irrevocable
DE  COMUNICACIONES  Y  TRANSPORTES  or "SCT"),  the  General     Power of
Attorney of the Mexican Republic as necessary  parties;  and     Attorney]
(ii) the constitutional appeal (AMPARO) initiated by GTFM and TFM filed on November 26, 2003, case number 1628/2003, against the Treasury of the Federation, the SCT, and the General Attorney of the Mexican Republic with respect to official letter 4.620 of October 31, 2003.

To carry out the above, the Principal grants to KCS, within the specialty of this mandate, a power of attorney for Lawsuits and Collections with all the powers referred to in the last paragraph of Article 2554 of the Federal Civil Code and its corresponding provisions in all of the civil codes of the Federal District and the Federal Entities of the United Mexican States.



This special power of attorney is irrevocable, since it is granted as a means to comply with a previously acquired obligation by the Principal, pursuant to the provisions of
Article 2596 of the Federal Civil Code and its corresponding provisions in all of the civil codes of the Federal District and the Federal Entities of the United Mexican States.






FOR THE PURPOSE OF COMPLYING WITH CERTAIN REQUIREMENTS OF MEXICAN LAW, I HEREBY TRANSCRIBE AD VERBATIM, THAT WHICH THE GRANTOR HEREOF HAS REPRESENTED TO ME, TO BE ARTICLE 2554 OF THE FEDERAL CIVIL CODE OF THE UNITED MEXICAN STATES:


"ARTICLE 2554. IN ALL GENERAL POWERS-OF-ATTORNEY FOR LAW-SUITS AND COLLECTIONS, IT SHALL BE SUFFICIENT TO SAY THAT THE POWER IS GRANTED WITH ALL THE GENERAL POWERS AND WITH THE SPECIAL POWERS WHICH REQUIRE A SPECIAL CLAUSE PURSUANT TO THE LAW, IN ORDER THAT THEY MAY BE CONSIDERED AS CONFERRED WITHOUT ANY LIMITATION.
IN GENERAL POWERS-OF-ATTORNEY TO ADMINISTER PROPERTY, IT SHALL BE SUFFICIENT TO STATE THAT THEY ARE GIVEN WITH THAT CHARACTER IN ORDER THAT THE ATTORNEY-IN-FACT MAY HAVE ALL MANNER OF ADMINISTRATIVE POWERS
IN GENERAL POWERS-OF-ATTORNEY TO EXERCISE ACTS OF OWNERSHIP, IT SHALL BE SUFFICIENT THAT THEY ARE GIVEN WITH THAT CHARACTER IN ORDER THAT THE ATTORNEY-IN-FACT MAY HAVE ALL POWERS OF AN OWNER, BOTH WITH RESPECT TO PROPERTY and IN ORDER TO TAKE ALL MANNER OF STEPS TO DEFEND IT.
IN ANY OF THE THREE CASES ABOVE-MENTIONED, IF IT IS DESIRED TO LIMIT THE POWERS OF THE ATTORNEYS-IN-FACT, THE LIMITATIONS SHALL BE SET OUT OR THE POWER-OF-ATTORNEY SHALL BE A SPECIAL POWER-OF-ATTORNEY.
NOTARIES SHALL INSERT, THIS ARTICLE IN THE NOTARIAL COPIES OF THE POWERS-OF-ATTORNEY WHICH THEY EXECUTE."




                         -------------------------------
                             GRUPO TMM, S.A. DE C.V.
                                   By/Por: [o]
                               Position/Cargo: [o]